 EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of Artec Global Media, Inc. for the fiscal quarter ending April 30, 2016, I, Caleb Wickman, Chief Executive Officer and Chief Financial Officer of Artec Global Media, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the fiscal quarter ending April 30, 2016, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the fiscal quarter ending April 30, 2016, fairly presents, in all material respects, the financial condition and results of operations of Artec Global Media, Inc.

Date: June 20, 2016	By:	/s/ Caleb Wickman
Caleb Wickman
President and Treasurer (Principal Executive Officer and Principal Financial Officer)